Exhibit 10.3
CONSENT AND WAIVER TO STANDBY LETTER OF CREDIT AGREEMENT

THIS CONSENT AND WAIVER TO STANDBY LETTER OF CREDIT AGREEMENT (this “Consent and Waiver”) is dated as of May 18, 2025, between TXNM ENERGY, INC., a New Mexico corporation (the “Applicant”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the Applicant and the Bank are parties to that certain Standby Letter of Credit Agreement, dated as of August 21, 2020 (as amended or modified from time to time, the “Agreement”);

WHEREAS, the Applicant has requested that the Bank (i) consent to the Applicant’s entry into the Merger Agreement (as defined below) and (ii) waive the Potential Specified Defaults (as defined below) in connection with the transactions described in Section 1(a) hereof; and

WHEREAS, the Bank is willing to agree to such consent and waiver and the other provisions contained herein, subject to the terms set forth herein as more fully set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T

1.Merger Agreement; Consent and Waiver.
(a)The Applicant has informed the Bank that, concurrently herewith, the Applicant shall enter into that certain Agreement and Plan of Merger, dated as of May 18, 2025 (together with the exhibits and disclosure schedules thereto, but without giving effect to any amendment, waiver or consent that is materially adverse to the interests of the Bank as such without the consent of the Bank, the “Merger Agreement”), among Troy ParentCo LLC (“Parent”), Troy Merger Sub Inc. (“Merger Sub”) and the Applicant, pursuant to which Merger Sub will be merged with and into the Applicant, the Applicant will be the surviving entity in the merger and the Applicant will become a subsidiary of Parent, In addition, the Applicant has informed the Bank that Events of Default may occur pursuant to Section 7(d) or Section 7(h) of the Agreement as a result of any failure to perform arising thereunder from the entering into of the Merger Agreement (the “Potential Cross Defaults”; and together with any other Event of Default which may occur solely as a result of the Applicant’s entering into the Merger Agreement, the “Potential Specified Defaults”).

(b)The Applicant has requested that the Bank (i) notwithstanding, and as an exception to Section 7(h) of the Agreement, consent to the Applicant’s entry into the Merger Agreement and (ii) waive each of the Potential Specified Defaults, in each case, pursuant to Section 17 of the Agreement. Effective as of the Effective Date (as defined below), and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Bank hereby consents to the Applicant’s entry into the Merger Agreement and waives each of the Potential Specified Defaults.
(c)The Applicant acknowledges and agrees that the closing of the transactions described in the Merger Agreement shall constitute a “Change of Control” under the Agreement and shall result in an Event of Default under Section 7(d) and Section 7(h) of the Agreement, and nothing contained in this Section 1 or elsewhere in this Consent and Waiver is intended to waive or limit or should be construed as waiving or limiting the Bank’s rights and remedies relating to any Event of Default resulting therefrom.
(d)The consent and waivers set forth above shall be limited precisely as written and relate solely to the Potential Specified Defaults in the manner and to the extent described above, and nothing in this Consent and Waiver shall be deemed to (i) constitute a waiver of compliance by the Applicant with respect to any other term, provision or condition of the Agreement, any Credit or any other instrument or agreement referred to therein (collectively, the “Credit Documents” and individually, a “Credit Document”) or (ii) prejudice any right or remedy that the Bank may now have or may have in the future under or in connection with the Credit Documents. For the avoidance of doubt, the Bank is not hereby waiving, or agreeing to waive in the future, any other Event of Default under the Agreement. Nothing herein shall be construed to require the Bank to grant (or consent to) any future or additional waiver of any event under or in connection with the Agreement or the transactions contemplated thereby.
2.Effectiveness. This Consent and Waiver shall be effective as of the date hereof (the “Effective Date”); provided that on or before such date the Bank shall have received:

(a) copies of this Consent and Waiver duly executed by the Applicant and the Bank; and

(b)payment of the fees and expenses of counsel for the Bank in connection with this Consent and Waiver.

3.Ratification of Agreement. The term “Standby Letter of Credit Agreement” or “Agreement” as used in any Credit Document shall hereafter mean the Agreement as modified by this Consent and Waiver and as amended and modified from time to time hereafter. Except as herein specifically agreed, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each party hereto acknowledges and consents to the modifications set forth herein and agrees that, other than as explicitly set forth in Section 1 above, this Agreement does not impair, reduce or limit any of its obligations under any Credit Document (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Consent and Waiver shall constitute a Credit Document.

4.Authority/Enforceability. The Applicant represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Consent and Waiver.
(b)This Consent and Waiver has been duly executed and delivered by the Applicant and constitutes the Applicant’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited except as such enforceability may be limited by bankruptcy, insolvency and similar laws of general application affecting the rights of creditors and to general principles of equity.
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Applicant of this Consent and Waiver that has not been obtained or completed.

5.Representations and Warranties. The Applicant represents and warrants to the Bank that (a) the representations and warranties of the Applicant set forth in Section 5 of the Agreement, are true and correct in all material respects (except to the extent that any such representation and warranty that is qualified by materiality shall be true and correct in all respects) as of the date hereof and (b) after giving effect to this Consent and Waiver, no event has occurred and is continuing which constitutes an Event of Default.
6.Counterparts/Execution. This Consent and Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, including both paper and electronic counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 27 of the Agreement with respect to electronic execution is incorporated herein by reference, mutatis mutandis.
7.GOVERNING LAW. THIS CONSENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Consent and Waiver to be duly executed and delivered as of the date first above written.

APPLICANT:

TXNM ENERGY, INC.,
a New Mexico corporation

By: /s/ Sabrina Greinel
Name: Sabrina G. Greinel
Title: Vice President and Treasurer

Signature Page to Consent and Waiver to Standby Letter of Credit Agreement

 BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Executive Director

Signature Page to Consent and Waiver to Standby Letter of Credit Agreement